                                CERTIFICATION OF

                             CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Christopher J. Spencer and John Busshaus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Wizzard Software Corporation on Form 10-KSB for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Wizzard Software Corporation on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Wizzard Software Corporation.

Dated: March 30, 2007         Signature:/s/ Christopher J. Spencer

                                        -------------------------

                                        Christopher J. Spencer

                                        President and CEO

Dated: March 30, 2007         Signature:/s/ John Busshaus

                                        --------------------------

                                        John Busshaus

                                        Chief Financial Officer